UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 12, 2026, Nuburu, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Stockholder Meeting”) to vote, on the proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 18, 2026.

Set forth below are the number of votes cast for or against, abstentions and broker non-votes with respect to each proposal.

Proposal No. 1: To approve, for purposes of complying with the NYSE American listing rules, the issuance of shares of common stock in excess of 19.99% of the Company’s outstanding common stock in connection with the issuance of warrants in a private placement that closed on December 17, 2025.

The stockholders approved Proposal No. 1 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 1	130,837,207	20,850,459	23,319,699	118,792,694

Proposal No. 2: To approve an amendment to the Company’s Certificate of Incorporation, and authorize the Company’s Board of Directors, to effect one or more reverse stock splits.

The stockholders approved Proposal No. 2 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 2	236,544,262	51,676,370	5,579,427	N/A

Proposal No. 3: To approve the issuance of up to $50 million of securities in one or more non-public offerings where the maximum discount at which securities may be offered may be equivalent to a discount of up to 30% to the market price of the Company’s common stock.

The stockholders approved Proposal No. 3 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 3	124,151,657	49,125,286	1,730,422	118,792,694

Proposal No. 4: To approve the issuance of 6,086,957 shares of common stock (as may be adjusted for stock splits) to S.F.E. Equity Investments S.a.r.l.

The stockholders approved Proposal No. 4 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 4	149,402,062	23,532,830	2,072,473	118,792,694

Proposal No. 5: To approve the issuance of 50,000,000 shares of common stock (as may be adjusted for stock splits) to a related party in exchange for acquiring the remaining equity interests in Orbit S.r.l.

The stockholders approved Proposal No. 5 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 5	148,840,894	23,606,725	2,559,746	118,792,694

Proposal No. 6: To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposals or establish a quorum.

The stockholders approved Proposal No. 6 by the following votes:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Proposal No. 6	222,422,090	65,478,262	5,899,707	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	March 13, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer